Prospectus Supplement — February 28, 2013 to the Prospectus, of the following fund:

Fund	Prospectus Dated
Columbia Multi-Advisor International Value Fund	February 28, 2013

At a Joint Special Meeting of Shareholders held on February 27, 2013, shareholders of Columbia Multi-Advisor International Value Fund (the Selling Fund) approved a proposal to merge the Selling Fund with and into Columbia Overseas Value Fund (the Buying Fund). The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. The reorganization is expected to occur on or about March 15, 2013 (the Reorganization Date). In connection with the approved merger, Columbia Management Investment Advisers, LLC, both Funds’ investment manager (Columbia Management), anticipates reducing entirely, for the brief period prior to the Reorganization Date, the allocation of the Selling Fund’s portfolio assets to the Selling Fund’s current two subadvisers in favor of an increased (entire) allocation to the Columbia Management team that currently manages a portion of the Selling Fund’s portfolio. This Columbia Management investment team also manages the Buying Fund’s portfolio.

In connection with the reorganization, the following rules and policies will apply:

Restrictions and Other Policies on New Account Openings, Purchases, Exchanges and Redemptions of Selling Fund Shares

New Accounts

New account applications for the purchase of shares of the Selling Fund received in good order will be accepted through the close of business on the Reorganization Date. Thereafter, any account application for shares of a Selling Fund will be rejected. Further, any request made to open a new account for shares of the Selling Fund after the close of business on the Reorganization Date will not automatically be treated as a request to open a new account for shares of the Buying Fund.

Purchases, Exchanges and Redemptions of Shares of the Selling Fund

Purchases, exchanges and redemptions of shares of the Selling Fund will continue to be accepted through the close of business on the Reorganization Date. In addition, any request to purchase, exchange or redeem shares of the Selling Fund received in good order within 30 days after the close of business on the Reorganization Date will automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the Buying Fund. After this 30-day period, any request to purchase, exchange or redeem shares of the Selling Fund will be rejected and will not automatically be treated as a purchase, exchange or redemption (as the case may be) of shares of the Buying Fund.

Systematic Investment Plan and Systematic Withdrawal Plan Transactions

If you are currently participating in the Systematic Investment Plan or Systematic Withdrawal Plan with respect to the Selling Fund, your current systematic transactions will be carried over to the Buying Fund.

Certificates of Shares

If you currently hold any shares of the Selling Fund in certificate form, those shares will be deemed null and void upon completion of the fund merger. Your shares will be held in “deposit” or book entry form in the Buying Fund.

Important Note

Because the Selling Fund will merge into the Buying Fund on the Reorganization Date, you should consider the appropriateness of making a new or subsequent investment in the Selling Fund prior to its Reorganization Date. You should consider the investment objectives, risks, charges and expenses of the Buying Fund and/or Selling Fund carefully before investing. To obtain the Buying Fund’s current prospectus, shareholder reports and other regulatory filings, contact your financial advisor or visit www.columbiamanagement.com.

Shareholders should retain this Supplement for future reference.

S-6242-15 A (2/13)